UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 30, 2007

PPT VISION, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-11518	41-1413345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by PPT Vision, Inc. on September 6, 2007 in connection with the sale of securities described in Item 3.02 by correcting the name of the purchaser of the securities, clarifying other terms, and filing a corrected Exhibit 10.1.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On August 30, 2007, PPT Vision, Inc. agreed to issue $500,000 of securities in a private placement to Mr. P.R. Peterson, purchasing through the P. R. Peterson Keogh Plan.  The Company agreed to issue 2,500,000 shares of its common stock at a price of $0.20 per share, together with seven-year warrants to purchase an additional 1,000,000 shares at a price of $0.25 per share.  The issuance is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The Company intends to use the proceeds for working capital.

Prior to the transaction, PPT Vision, Inc. had 10,000,000 authorized shares of common stock and 7,402,916 shares outstanding, plus an additional 1,382,315 shares reserved for issuance upon the exercise of outstanding options and warrants.  The issuance of the 2,500,000 shares would result in the Company being unable to issue shares upon the exercise of these outstanding options and warrants.  Therefore the Company intends to seek shareholder approval to increase the authorized shares of common stock of the Company to 20,000,000.  The Company and Mr. Peterson have agreed that the 2,500,000 shares will be issued following approval of an increase in the authorized common stock of the Company at the 2008 Annual Meeting of Shareholders or such earlier date as the Company’s shareholders approve an increase in the Company common stock.

Upon the issuance, Mr. Peterson’s ownership, including shares held by ESI Investment Co. and the P.R. Peterson Keogh Plan will be 10,115,224 shares, including shares issuable upon exercise of currently exercisable options and warrants.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

4.1	*Warrant dated August 30, 2007, between PPT Vision, Inc. and P. R. Peterson Keogh Plan
10.1	Corrected Subscription Agreement August 30, 2007 between PPT Vision, Inc. and the P. R. Peterson Keogh Plan
10.2	*Registration Rights Agreement dated August 30, 2007 between PPT Vision, Inc. and the P. R. Peterson Keogh Plan
10.3	*Letter dated August 30, 2007 to P. R. Peterson Keogh Plan from PPT Vision, Inc.

* These exhibits were filed with the original filing on Form 8-K on September 6, 2007.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPT VISION, INC.

	By	/s/ Joseph C. Christenson
Joseph C. Christenson, President
Chief Executive Officer and Chief Financial
Officer

Dated: September 13, 2007